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                                   EXHIBIT 23

                         CONSENT OF ARTHUR ANDERSEN & CO

As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-KSB into the Company's previously filed S-8 Registration Statement Nos. 333-87929 and 333-76059.



/s/ Arthur Andersen & Co



Hong Kong,
March 28, 2001